SUPPLEMENT
                             DATED OCTOBER 21, 2004
                       TO THE PROSPECTUS DATED MAY 1, 2004

                  WEISS, PECK & GREER INVESTMENTS MUTUAL FUNDS

                        WPG Government Money Market Fund
                         WPG Tax Free Money Market Fund
                      WPG Intermediate Municipal Bond Fund
                               WPG Core Bond Fund
                            WPG Large Cap Growth Fund
                                 WPG Tudor Fund
                          WPG Quantitative Equity Fund

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WPG GOVERNMENT MONEY MARKET FUND
WPG TAX FREE MONEY MARKET FUND
WPG INTERMEDIATE MUNICIPAL BOND FUND
WPG QUANTITATIVE EQUITY FUND

         On October 20, 2004, the trustees of Weiss, Peck & Greer Funds Trust voted to liquidate and terminate the existence of each of the following funds:
WPG Government Money Market Fund, WPG Tax Free Money Market Fund, WPG Intermediate Municipal Bond Fund and WPG Quantitative Equity Fund (the "funds"). It is expected that the liquidation will be completed on or about December 20, 2004. As of the date of this prospectus supplement, shares of WPG Intermediate Municipal Bond Fund and WPG Quantitative Equity Fund are no longer being offered to new investors.

         In connection with winding up the funds' affairs and liquidating their assets, the funds may depart from their stated investment policies and invest a substantial portion of their total assets in U.S. Government securities and other short-term debt instruments.

         Contact Robeco USA, L.L.C. or your financial adviser for more information.


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WPG TUDOR FUND
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         Effective October 1, 2004, the fund's investment adviser, Robeco USA,
L.L.C. through its division Weiss, Peck & Greer Investments ("WPG") has entered into an Expense Limitation Agreement with respect to the WPG Tudor Fund pursuant to which WPG has agreed not to impose a portion of its advisory fee and to assume certain other expenses as necessary to limit the fund's annual operating expenses to 1.70% of average daily net assets. Pursuant to this agreement, WPG may seek reimbursement for expenses waived or paid by WPG during the prior two fiscal years. No expense limitation was in effect for prior fiscal years. WPG may not discontinue or modify the expense cap without the approval of the fund's trustees.